Exhibit 10(d)
                                                                   -------------

                                 THIRD AMENDMENT
                             TO REVOLVING CREDIT AND
                               GUARANTY AGREEMENT


         THIRD AMENDMENT, dated as of April 23, 2002 (the "Amendment"), to the REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of March 13, 2002, among GUILFORD MILLS, INC., a Delaware corporation (the "Borrower"), a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, the Guarantors named therein (the "Guarantors"), WACHOVIA BANK, NATIONAL ASSOCIATION, formerly known as First Union National Bank, a national banking corporation ("Wachovia"), each of the other financial institutions from time to time party thereto (together with Wachovia, the "Lenders") and Wachovia, as Agent for the Lenders (in such capacity, the "Agent"):

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are parties to that certain Revolving Credit and Guaranty Agreement, dated as of March 13, 2002 (as amended by that certain First Amendment dated as of April 2, 2002, that certain Second Amendment dated as of April 23, 2002, and as the same may be amended, modified or supplemented from time to time, the "Credit Agreement");

                  WHEREAS, Section 10.03(b) of the Credit Agreement provides that each Lender may assign to one or more Lenders or Eligible Assignees all or a portion of its interests, rights and obligations under the Credit Agreement (including, without limitation, all or a portion of its Commitment and the same portion of the related Loans at the time owing to it) by executing and delivering with such Lender or Eligible Assignee an Assignment and Acceptance in substantially the form of Exhibit D to the Credit Agreement (a copy of which is annexed hereto as Exhibit A); and

                  WHEREAS, Wachovia wishes to assign to each of the financial institutions (other than Wachovia) that is named on Annex A hereto (such financial institutions other than Wachovia, collectively the "New Lenders"), and each of the New Lenders wishes to assume, a portion of Wachovia's interests, rights and obligations under the Credit Agreement; and

                  WHEREAS, the Borrower, the Guarantors, Wachovia, the New Lenders and the Agent have determined that the execution and delivery of this Amendment to effectuate a reallocation of the Total Commitment among Wachovia and the New Lenders will be more expeditious and administratively efficient than the execution and delivery of separate Assignment and Acceptances between Wachovia and each of the New Lenders;

                  WHEREAS, upon the occurrence of the Effective Date (as hereinafter defined) of this Amendment, each of the New Lenders shall become a party to the Credit Agreement as a Lender and shall have the rights and obligations of a Lender thereunder, and the respective Commitment of Wachovia and each of the New Lenders under the Credit Agreement shall be in the amount set forth opposite its name on Annex A hereto, as the same may be reduced from time to time pursuant to Section 2.10 of the Credit Agreement;

         WHEREAS, the Borrower and the Guarantors have requested that from and after the Effective Date (as hereinafter defined) of this Amendment, the Credit Agreement be amended to effectuate the assignments described above, subject to and upon the terms and conditions set forth herein;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. As used herein, all terms that are defined in the Credit Agreement shall have the same meanings herein.

         2. Annex A to the Credit Agreement is hereby replaced in its entirety by Annex A hereto.

         3. The signature pages to the Credit Agreement are hereby amended to conform to the signature pages hereto.

         4. This Amendment shall not become effective until the date (the "Effective Date") on which this Amendment shall have been executed by the Borrower, the Guarantors and Lenders, and the Agent shall have received evidence satisfactory to it of such execution.

         5. Except to the extent hereby amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.

         6. The Borrower agrees that its obligations set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of counsel to the Agent.

         7. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

         8. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. A fax copy of a counterpart signature page shall serve as the functional equivalent of a manually executed copy for all purposes.

         9. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and the year first written.


                                      BORROWER:

                                      GUILFORD MILLS, INC.

                                      By:______________________________________
                                           Title:______________________________

                                      GUARANTORS:

                                      CURTAINS AND FABRICS, INC.
                                      GOLD MILLS, INC.
                                      RASCHEL FASHION INTERKNITTING, LTD.
                                      GFD FABRICS, INC.
                                      GFD SERVICES, INC.
                                      MEXICAN INDUSTRIES OF NORTH
                                         CAROLINA, INC.
                                      HOFMANN LACES, LTD.
                                      ADVISORY RESEARCH SERVICES, INC.
                                      GUILFORD MILLS (MICHIGAN), INC.
                                      GUILFORD AIRMONT, INC.
                                      GOLD MILL FARMS, INC.
                                      GMI COMPUTER SALES, INC.
                                      TWIN RIVERS TEXTILE PRINTING AND FINISHING
                                        By: Advisory Research Services, Inc.
                                            a General Partner

                                      By:______________________________________
                                           Title:______________________________

                      AGENT AND LENDERS:

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                            formerly known as First Union National Bank,
                            Individually and as Agent

                      By:  ________________________________________
                               Title: ___________________________________



                      BANK ONE, N.A.,
                        as a Lender

                      By:  ________________________________________
                               Title: ___________________________________


                      BRANCH BANKING AND TRUST COMPANY,
                        as a Lender

                      By:  _________________________________________
                               Title: ____________________________________

                                    Exhibit A

                        Form of Assignment and Acceptance

                            ASSIGNMENT AND ACCEPTANCE
                            -------------------------
                            Dated: _________ , 200__

         Reference is made to the Revolving Credit and Guaranty Agreement, dated as of March 13, 2002 (as restated, amended, modified, supplemented and in effect from time to time, the "Credit Agreement"), among Guilford Mills, Inc., a Delaware corporation, as Debtor and Debtor-in-Possession (the "Borrower"), the Guarantors named therein, the Lenders named therein and, Wachovia Bank, National Association, formerly known as First Union National Bank, as agent for the Lenders (the "Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement. This Assignment and Acceptance between the Assignor (as set forth on Schedule I hereto and made a part hereof) and the Assignee (as set forth on Schedule I hereto and made a part hereof) is dated as of the Effective Date (as set forth on Schedule I hereto and made a part hereof).

1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date, an undivided interest (the "Assigned Interest") in and to all the Assignor's rights and obligations under the Credit Agreement in a principal amount as set forth on Schedule I.

2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other of the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other of the Loan Documents or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, or the performance or observance by the Borrower of any of its obligations under the Credit Agreement, any of the other Loan Documents or any other instrument or document furnished pursuant thereto; and (iii) requests that the Agent evidence the Assigned Interest by recording the information contained on Schedule I in the Register which reflects the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance and that it is an Eligible Assignee;
(ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section
5.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis; (iii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lenders and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; (vi) if the Assignee is organized under the laws of a jurisdiction outside the United States, attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement; and (vii) has supplied the information requested on the administrative questionnaire heretofore supplied by the Agent.

4. Following the execution of this Assignment and Acceptance, it will be delivered to the Agent, together with a processing and recordation fee of $3,500, for acceptance by it and recording by the Agent pursuant to Section
10.03 of the Credit Agreement, effective as of the Effective Date (which Effective Date shall, unless otherwise agreed to by the Agent, be within ten Business Days after the execution of this Assignment and Acceptance).

5. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee, whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to the Effective Date by the Agent or with respect to the making of this assignment directly between themselves.

6. From and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder, and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement provided that Assignor hereby represents and warrants that the restrictions set forth in
Section 10.03 of the Credit Agreement pertaining to the minimum amount of assignments have been satisfied.

7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective duly authorized officers on
Schedule I hereto.

                  Schedule I to Assignment and Acceptance Respecting the Revolving Credit and Guaranty Agreement, dated as of March [_], 2002, among Guilford Mills, Inc, the Guarantors named therein, the Lenders named therein, and Wachovia Bank, National Association, formerly known as First Union National Bank, as Agent

Legal Name of Assignor:

Legal Name of Assignee:

Effective Date of Assignment:

                                                             Percentage Assigned (to at least 8 decimals)
Principal Amount                                             shown as a percentage of aggregate
Assigned                                                     principal amount of all Lenders
--------                                                     -------------------------------


$                                                                       %
 ----------                                                  -----------

CONSENTED TO AND ACCEPTED:

WACHOVIA BANK, NATIONAL ASSOCIATION,
formerly known as
                                                             --------------------------------------------
FIRST UNION NATIONAL BANK,                                   as Assignor
as Agent
                                                             By__________________________________________
By_______________________                                      Name:
    Name:                                                      Title:
    Title:

                                       8

__________________________,                                                                              ,
                                                                 ----------------------------------------
as Fronting Lender                                               as Assignee

                                                                 By______________________________________
By_______________________                                            Name:
    Name:                                                            Title:
    Title:




                                     Annex A

                                            Commitment            Commitment
Lender                                        Amount              Percentage
------                                        ------              ----------

Wachovia Bank, National Association       $19,384,615.39         64.6153846171%
One First Union Center
301 South College Street
Charlotte, North Carolina  28288

Attn:  Ms. Colleen McCullum

Bank One, N.A. (Main Office Chicago)      $6,000,000.00          20.0000000000%
TX1-2455
1717 Main Street
Dallas, Texas  75201

Attn:  Ms. Dianne Wooley

Branch Banking and Trust Company          $4,615,384.61          15.3846153828%
200 West 2nd Street, 7th Floor
Winston-Salem, North Carolina  27102

Attn:  Mr. Richard C.F. Spencer


Total                                     $30,000,000.00         100.00000000%
                                          ==============         =============





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